                                                                     EXHIBIT 1.1



                       TRINET CORPORATE REALTY TRUST, INC.
                                4,000,000 Shares
                     8% Series C Cumulative Preferred Stock
                     Liquidation Preference $25.00 Per Share


                             UNDERWRITING AGREEMENT

                                                                 October 3, 1997



SMITH BARNEY INC.
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
PRUDENTIAL SECURITIES INCORPORATED
BANCAMERICA ROBERTSON STEPHENS

     As Representatives of the Several Underwriters

c/o  SMITH BARNEY INC.
     388 Greenwich Street
     New York, New York  10013

Ladies and Gentlemen:

          TriNet Corporate Realty Trust, Inc., a real estate investment trust ("REIT") and a Maryland corporation (the "Company"), proposes to issue and sell an aggregate of 4,000,000 shares (the "Firm Shares") of its 8% Series C Cumulative Preferred Stock, liquidation preference $25.00 per share (the "Preferred Stock"), to you and the other underwriters named in Schedule I hereto (collectively the "Underwriters") for whom you are acting as Representatives (the "Representatives"). The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 1 hereof, up to an additional 600,000 shares (the "Additional Shares") of Preferred Stock. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares."

          The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-3 (Registration No. 333-19137) including a prospectus relating to the registration of the Shares and such other securities which may be offered from time to time by the Company in accordance with Rule 415 under the Act. Such registration statement (as amended, if applicable) has been declared effective by the Commission on January 9, 1997. Such registration statement (as amended, if applicable), on the one hand, and the prospectus constituting a part thereof and the prospectus supplement relating to the offering of the Shares provided to the Underwriters by the Company for use (whether or not such prospectus supplement is required to be filed with the Commission by the Company pursuant to the Act) (the "Prospectus Supplement"), on the other hand, including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Exchange Act") are referred to herein as the "Registration Statement" and the "Prospectus," respectively; provided, however, that a Prospectus Supplement shall be deemed to have supplemented the Prospectus only with respect to the offering of the Shares to which it relates. Any registration statement (including any amendment or supplement thereto or information which is deemed part thereof) filed by the Company under Rule 462(b) of the Act (a "Rule 462(b) Registration Statement") shall be deemed to be part of the "Registration Statement" as defined herein and any prospectus or any term sheet as contemplated by Rule 434 of the Act (a "Term Sheet") (including any amendment or supplement thereto or information which is deemed part thereof) included in such registration statement shall be deemed to be part of the "Prospectus," as defined herein. All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "described" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include, without limitation, even though not specifically stated, any document filed under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus.

          The Company wishes to confirm as follows its agreement with you and the other several Underwriters on whose behalf you are acting, in connection with the several purchases of the Shares by the Underwriters.

          1. AGREEMENTS TO SELL AND PURCHASE.

          (a) On the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions of this Agreement, the Company agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $24.2125 per share (the "purchase price per share"), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares increased as set forth in Section 9 hereof).

          (b) The Company also agrees, subject to all the terms and conditions set forth herein, to sell to the Underwriters, and, upon the basis of the representations, warranties and agreements of the Company herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Company, at the purchase price per share, pursuant to an option (the "over-allotment option") which may be exercised at any time and from time to time prior to 9:00 P.M., New York City time, on the 30th day after the date of the Prospectus (as defined in Section 4) (or, if such 30th day shall be a Saturday or Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange (the "NYSE") is open for trading), up to an aggregate of 600,000 Additional Shares. Additional Shares may be purchased only for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. Upon any exercise of the over-allotment option, each Underwriter, severally and not jointly, agrees to purchase from the Company the number of Additional Shares (subject to such adjustments as you may determine in order to avoid fractional shares) which bears the same proportion to the number of Additional Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter in
Schedule I hereto (or such number of Firm Shares increased as set forth in Section 9 hereof) bears to the aggregate number of Firm Shares.

          2. TERMS OF PUBLIC OFFERING.

          The Company has been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after this Agreement has been entered into and, if necessary, any post-effective amendment to the Registration Statement (as defined herein), has become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus (as defined herein).

          3. DELIVERY OF THE SHARES AND PAYMENT THEREFOR.

          Delivery to the Underwriters of and payment for the Firm Shares shall be made at the office of Smith Barney Inc., 388 Greenwich Street, New York, NY 10013, at 10:00 A.M., New York City time, on October 8, 1997 (the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between you and the Company.

          Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the aforementioned office of Smith Barney Inc. at such time on such date (the "Option Closing Date"), which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than three nor later than ten business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Company of the Underwriters' determination to purchase a number, specified in such notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date for such Shares may be varied by agreement between you and the Company.

          Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and in such denominations as you shall request prior to 9:30 A.M., New York City time, on the second business day preceding the Closing Date or any Option Closing Date, as the case may be. Such certificates shall be made available to you in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day next preceding the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor in immediately available funds.

          4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents, warrants and covenants to the Underwriters as set forth below.

          (a) The Registration Statement became effective on January 9, 1997. No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company, threatened by the Commission or by the state securities authority of any jurisdiction.

          (b) The Registration Statement and the Prospectus, including the financial statements, schedules and related notes included in the Prospectus and, if applicable, any Term Sheet to the Prospectus, as of the date hereof and at the time the Registration Statement became effective, and when any post-effective amendment to the Registration Statement or Rule 462(b) Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, did or will comply in all material respects with all applicable provisions of the Act and will contain all statements required to be stated therein in accordance with the Act. The Prospectus, including the financial statements, schedules and related notes included in the Prospectus, and if applicable, any Term Sheet to the Prospectus, as of the date hereof and at the time the Registration Statement became effective, and at the Closing Date, and when any post-effective amendment to the Registration Statement or Rule 462(b) Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, did or will comply in all material respects with all applicable provisions of the Act and will contain all statements required to be stated therein in accordance with the Act. On the date the Registration Statement was declared effective, on the date hereof, on the date of filing of any Rule 462(b) Registration Statement and on the Closing Date no part of the Registration Statement or any amendment did or will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading. On the date the Registration Statement was declared effective, on the date hereof, as of its date, on the date of filing of any Rule 462(b) Registration Statement and at the Closing Date, the Prospectus and the Prospectus Supplement did not or will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If a Rule 462(b) Registration Statement is filed in connection with the offering and sale of the Shares, the Company will have complied or will comply with the requirements of Rule 111 under the Act relating to the payment of filing fees therefor. The foregoing representations and warranties in this Section 4(b) do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Underwriter furnished in writing to the Company by the Underwriter specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto. The Company has not distributed any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Prospectus or any other materials, if any, permitted by the Act.

          (c) Each 462(b) Registration Statement, if any, complied or will comply when so filed in all material respects with all applicable provisions of the Act; and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) The documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the Act, at the time they were, or hereafter are, filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with other information in and incorporated by reference in the Prospectus, at the time the Registration Statement became effective, and as of the Closing Date, or during the period specified in Section 5(b) did not and will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this Section 6(d) do not apply to any statements or omissions made in reliance on and in conformity with information relating to the Underwriter furnished in writing to the Company by the Underwriter specifically for inclusion in the Registration Statement or Prospectus or any amendment or supplement thereto.

          (e) The historical financial statements and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus, comply in all material respects with the requirements of the Act and the Exchange Act, as applicable, and present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; the financial statements with respect to the Properties (as defined in the Prospectus) acquired by the Company, together with related notes, incorporated by reference in the Registration Statement or the Prospectus, present fairly a summary of gross income and direct operating expenses or a summary of gross income, as the case may be, of such Properties for the indicated periods; the foregoing financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; the pro forma financial information, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable; the assumptions used in preparing such pro forma information are reasonable and the adjustments used therein are appropriate to give effect to the transactions referred to therein; and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus are accurately presented in all material respects and prepared on a basis consistent with the books and records of the Company and its consolidated subsidiaries.

          (f) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, (i) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the condition (financial or otherwise), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries (as defined below), taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and (ii) except as set forth or contemplated in the Prospectus, neither the Company nor any of the Subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and the Subsidiaries, taken as a whole.

          (g) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Maryland, with corporate power and authority to own or lease its properties and conduct its business as described in the Prospectus, and is duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not (1) have a material adverse effect on the condition (financial or otherwise), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries (as defined below), taken as a whole, (2) adversely affect the issuance or validity of the Shares or (3) adversely affect the consummation of any of the transactions contemplated by this Agreement (each of (1), (2) and (3) above, a "Material Adverse Effect") (which jurisdictions of foreign qualification are identified in SCHEDULE II hereto); except for investments in the Subsidiaries, in short-term investment securities and in other securities as described in the Registration Statement or Prospectus, the Company has no direct or indirect equity or other interest in any corporation, partnership, trust or other entity;

each of the Company's subsidiaries (within the meaning of Regulation S-X under the Act) (other than TriNet XVII Realty Trust, which does not own any property or other material assets) is identified on SCHEDULE III hereto (the "Subsidiaries") and has been duly organized and is validly existing as a corporation or limited partnership, as the case may be, in good standing under the laws of its jurisdiction of organization with corporate or partnership power and authority, as the case may be, to own or lease its properties and conduct its business as presently conducted and as described in the Prospectus, and has been duly qualified as a foreign corporation or foreign limited partnership, as the case may be, for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect (which jurisdictions of organization and foreign qualification are identified in SCHEDULE III hereto); all the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; except as disclosed in SCHEDULE III hereto, all the outstanding shares of capital stock and all partnership interests of each Subsidiary are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims.

          (h) This Agreement has been duly authorized, executed and delivered by the Company.

          (i) The Shares have been duly authorized and, when issued and delivered to the Underwriter against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable. Application has been made to list the Shares on the NYSE. The form of certificate for the Shares will comply with all applicable legal and NYSE requirements. The holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Shares. The capital stock of the Company conforms to the description thereof in the Registration Statement and the Prospectus.

          (j) Neither the Company nor any of the Subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under (1) its Articles of Incorporation, Certificate of Incorporation or partnership agreement, as the case may be (in each case as amended to the date of this Agreement), (2) its By-laws (as amended to the date of this Agreement) or (3) any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other agreement or instrument or obligation to which the Company or such Subsidiary is a party or by which it or any of its properties is bound, except, with respect to clauses (2) and (3), for violations and defaults which individually or in the aggregate would not have a Material Adverse Effect; the issue and sale of the Shares and the performance by the Company of all of its obligations under this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, partnership agreement or other material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound or to which any of the property or assets of the Company or any Subsidiary is subject, except for such conflicts, breaches, defaults or violations which individually or in the aggregate would not have a Material Adverse Effect, nor will any such action result in any violation of the provisions of the Articles of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, except for such violations which individually or in the aggregate would not have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, registrations or qualifications (x) as have been obtained under the Act and the Exchange Act, (y) as may be required under state securities or Blue Sky laws or Sections 2710 and 2720 of the Conduct Rules of the NASD in connection with the purchase and distribution of the Shares by the Underwriter or (z) the failure to obtain which would not have a Material Adverse Effect.

          (k) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of the Subsidiaries is or may be a party or to which any property of the Company or any of the Subsidiaries is or may be the subject which, if determined adversely to the Company, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect; there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required; and the descriptions of the terms of all such contracts and documents contained or incorporated by reference in the Registration Statement or Prospectus are complete and correct in all material respects.

          (l) The authorized capital stock of the Company consists of 40 million shares of common stock, $.01 par value per share, 25 million shares of excess stock, $.01 par value per share, and 10 million shares of preferred stock, $.01 par value per share. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

          (m) The Company or a Subsidiary has good and marketable title to each Property, in each case free of any lien, mortgage, pledge, charge or encumbrance of any kind except those (i) described in the Prospectus or in Schedule II hereto or (ii) which do not materially affect or detract from the value of such Property or interfere with the use made and proposed to be made of such Property by the Company and the Subsidiaries and which individually and in the aggregate are in an amount which is not material to the Company.

          (n) Except as disclosed in the Prospectus, each entity identified in the Prospectus as a tenant of any Property, or a subtenant thereof, has entered into a lease or a sublease, if applicable, for the possession of such Property; except as disclosed in the Prospectus, each such lease is in full force and effect and neither the Company nor any of the Subsidiaries has notice of any defense to the obligations of the tenant thereunder or any claim asserted or threatened by any person or entity, which claim, if sustained, would have a Material Adverse Effect; and except as disclosed in the Prospectus, the lessor under each lease has complied with its obligations under such lease in all material respects and neither the Company nor any of the Subsidiaries has notice of any default by the tenant under such lease which, individually or in the aggregate with other such defaults, would have a Material Adverse Effect.

          (o) The mortgages and deeds of trust encumbering the Properties are not (i) cross-defaulted to any indebtedness other than indebtedness of the Company or any of the Subsidiaries or (ii) cross-collateralized to any property not owned by the Company or any of the Subsidiaries.

          (p) The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the business in which they are engaged and such insurance is adequate for the value of their properties; all policies of insurance insuring the Company or the Subsidiaries or their respective businesses, assets, employees, officers, trustees and directors, as the case may be, are in full force and effect; the Company and the Subsidiaries are in compliance with the terms of such policies in all material respects and there are no claims by the Company or by the Subsidiaries under any such policy as to which any insurance company is denying liability or defending under a reservation of rights clause, other than claims which individually or in the aggregate would not have a Material Adverse Effect.

          (q) The Company has filed all federal, state and foreign income tax returns which have been required to be filed and has paid all taxes indicated by said returns and all assessments received by it to the extent that such taxes have become due and are not being contested in good faith.

          (r) The Company and each Subsidiary own, possess and have obtained all material licenses, permits, certificates, consents, orders, approvals and other authorizations from, and have made all material declarations and filings with, all federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals necessary to own or lease, as the case may be, and to operate their properties and to carry on their business as conducted as of the date hereof, except in each case where the failure to obtain licenses, permits, certificates, consents, orders, approvals and other authorizations, or to make all declarations and filings, would not have a Material Adverse Effect, and none of the Company or any Subsidiary has received any notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization, except as described in the Prospectus and except, in each case, where such revocation or modification would not have a Material Adverse Effect; and the Company and each Subsidiary are in compliance with all laws, rules and regulations relating to the conduct of their respective businesses as conducted as of the date hereof, except where noncompliance with such laws, rules or regulations would not have a Material Adverse Effect.

          (s) To the Company's knowledge, Coopers & Lybrand L.L.P., who have certified certain of the financial statements filed with the Commission as part of, or incorporated by reference in, the Registration Statement, are independent public accountants as required by the Act.

          (t) To the Company's knowledge, no relationship, direct or indirect, exists between or among the Company or the Subsidiaries on the one hand, and the directors, trustees, officers, stockholders, customers or suppliers of the Company or the Subsidiaries on the other hand, which is required by the Act to be described in the Registration Statement and the Prospectus which is not so described.

          (u) The Company has never been, is not now, and immediately after giving effect to the sale of the Shares under this Agreement will not be, an "investment company" or entity "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

          (v) With respect to all tax periods regarding which the Internal Revenue Service is or will be entitled to assert any claim against the Company, the Company has met the requirements for qualification as a REIT under Sections 856 through 860 of the Code, and the Company's present and contemplated operations, assets and income continue to meet such requirements.

          (w) The conditions for the use by the Company of a registration statement on Form S-3 set forth in the General Instructions on Form S-3 have been satisfied and the Company is entitled to use such form for the transactions contemplated herein.

          (x) Other than as disclosed in the Prospectus, the Company has no knowledge of (a) the unlawful presence of any hazardous substances, hazardous materials, toxic substances or waste materials (collectively, "Hazardous Materials") on any of the Properties or (b) any unlawful spills, releases, discharges or disposals of Hazardous Materials that have occurred or are presently occurring from the Properties as a result of any construction on or operation and use of the Properties, which presence or occurrence would individually or in the aggregate have a Material Adverse Effect.

          (y) Other than as disclosed in the Prospectus, the Company and the Subsidiaries (i) to the Company's knowledge, are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) to the Company's knowledge, have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not individually or in the aggregate have a Material Adverse Effect.

          (z) In the ordinary course of its business, the Company engages environmental consultants and other experts to conduct reviews of the effect of Environmental Laws on the business, operations and properties of the Company and the Subsidiaries, in the course of which the Company identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such reviews and other than as described in the Prospectus, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect.

          (aa) Subsequent to the respective dates as of which information is given in the Prospectus, (i) the Company has not purchased any of its outstanding shares of capital stock, or declared, paid or otherwise made any dividend or distribution of any kind on its shares of capital stock other than regular periodic dividends on such shares; and (ii) there has not been any material change in the shares of capital stock of the Company or any material change in the short-term debt or long-term debt of the Company and the Subsidiaries on a consolidated basis, except as described in or contemplated by the Prospectus. Other than as described in or contemplated by the Prospectus (including the Incorporated Documents), there are no outstanding warrants or options to purchase or rights to acquire any shares of capital stock of the Company and there are no restrictions upon the voting or transfer of, or the declaration or payment of any dividend or distribution on, any shares of capital stock of the Company pursuant to the Company's Articles of Incorporation or By-laws, any agreement or other instrument to which the Company is a party or by which the Company is bound, or any order, law, rule, regulation or determination of any court, governmental agency or body (including, without limitation, any banking or insurance regulatory agency or body), or arbitrator having jurisdiction over the Company. No holders of securities of the Company or of securities convertible into or exchangeable for securities of the Company have rights to the registration of such securities of the Company under the Registration Statement.

          (bb) The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Shares, and the Company has not distributed and has agreed not to distribute any prospectus or other offering material in connection with the offering and sale of the Shares other than the Prospectus or other material permitted by the Act.

          (cc) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (dd) There is (i) no significant unfair labor practice complaint pending against the Company or any of the Subsidiaries or, to the knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any state or local labor relations board, and no significant grievance or more significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company or any of the Subsidiaries or, to the knowledge of the Company, threatened against any of them, and (ii) no significant strike, labor dispute, slowdown or stoppage pending against the Company or any of the Subsidiaries or, to the knowledge of the Company, threatened against it or any of the Subsidiaries except for such actions specified in clause (i) or (ii) above which singly or in the aggregate could not reasonably be expected to have a Material Adverse Effect.

          (ee) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Underwriter is, or will be, when made, inaccurate, untrue or incorrect in any material respect; it being understood that no representation is made under this Section 6(ff) with respect to the Registration Statement or the Prospectus which are the subject of representations contained in other paragraphs in this Section 6.

          (ff) Any certificate or other document signed by any officer or authorized representative of the Company or any Subsidiary, and delivered to the Underwriter or to counsel for the Underwriter in connection with the sale of the Shares shall be deemed a representation and warranty by such entity or person, as the case may be, to the Underwriter as to the matters covered thereby.

          5. AGREEMENTS OF THE COMPANY. The Company agrees with the Underwriters as follows:

          (a) To file the Prospectus Supplement in a form approved by you with the Commission within the applicable time period prescribed for such filing by Rule 424; and to furnish copies of the Prospectus to the Underwriters in New York City as soon as practicable following the execution and delivery of this Agreement in such quantities as you may reasonably request.

          (b) To deliver to each Representative and counsel for the Underwriters, at the expense of the Company, a copy of the Registration Statement (as originally filed) and each amendment thereto, including, in each case, to the extent requested by such Underwriter or such counsel, exhibits and documents incorporated by reference therein, which, in the case of copies delivered to the Representatives shall be conformed and in the case of copies delivered to counsel for the Underwriters shall be manually executed and, during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto) and documents incorporated by reference therein as you may reasonably request, as soon as practicable after their having been filed with the Commission.

          (c) Before filing any amendment or supplement to the Registration Statement or the Prospectus during the period referred to in paragraph (e) below, to furnish to you a copy of any proposed amendment or supplement to the Registration Statement or the Prospectus, for your review, and not to file any such proposed amendment or supplement to which you reasonably object.

          (d) To file timely all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares, and during such same period, to advise you and counsel for the Underwriters promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose, (iv) of the occurrence of any event, within the period referenced in paragraph
     (e) below, as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, and (v) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof.

          (e) If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at the expense of the Company, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law. The Company consents to the use of the Prospectus or any amendment or supplement thereto by the several Underwriters and by all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for any period of time thereafter during which the Prospectus is required by law to be delivered in connection therewith. The Company shall not file any document under the Exchange Act before the termination of the offering of the Shares by the Underwriters if such document would be deemed to be incorporated by reference into the Prospectus which is not approved by the Representatives after reasonable notice thereof.

          (f) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to continue such qualification in effect so long as reasonably required for distribution of the Shares; PROVIDED that the Company shall not be required to file a general consent to service of process in any jurisdiction or to make any undertaking with respect to the conduct of its business.

          (g) To make generally available to its security holders and to you as soon as practicable but not later than 15 months after the effective date of the Registration Statement (as defined in Rule 158(c) of the Commission promulgated under the Act) an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of Section 11(a) of the Act and Rule 158 of the Commission promulgated thereunder.

          (h) During the period of five years commencing at the Execution Time, to furnish to you copies of all reports or other communications (financial or other) furnished generally to holders of Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange.

          (i) To use the net proceeds of the offering of the Shares in the manner specified in the Prospectus under "Use of Proceeds."

          (j) The Company will comply with all the provisions of any undertakings contained in the Registration Statement.

          (k) If this Agreement shall terminate or shall be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 9 hereof or by notice given by you terminating this Agreement pursuant to Section 9 or Section 10 hereof) or if this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Company to comply with the terms or fulfill any of the conditions of this Agreement, the Company agrees to reimburse the Representatives for all out-of-pocket expenses (including fees and expenses of counsel for the Underwriters) reasonably incurred by you in connection herewith.

          (l) The Company will not at any time, directly or indirectly, take any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of the Shares to facilitate the sale or resale of any of the Shares in violation of the Act.

          (m) The Company will use its best efforts to have the Shares listed, subject to notice of issuance, on the New York Stock Exchange and to maintain the listing of the Shares on the NYSE for a period of three years after the Closing Date and thereafter the Company will use its best efforts to continue to maintain the listing of the Shares on the NYSE unless the Company's Board of Directors determines that it is no longer in the best interests of the Company for the Shares to continue to be so listed.

          (n) For a period of two years from the date of this Agreement, the Company will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust" under the Code, unless the Company's Board of Directors determines that it is no longer in the best interests of the Company and its stockholders to continue to be so qualified.

          6. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Firm Shares hereunder are subject to the following conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time period prescribed for such filing by such Rule; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction.

          (b) Subsequent to the Execution Time, there shall not have occurred
     (i) any change, or any development involving a prospective change, in or affecting the condition (financial or other), business, properties, net worth, or results of operations of the Company or the Subsidiaries not contemplated by the Prospectus, which in your opinion, as Representatives of the several Underwriters, would materially adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Company or any officer or director of the Company which makes any statement made in the Prospectus untrue in any material respect or which, in the opinion of the Company and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the Act or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, as Representatives of the several Underwriters, adversely affect the market for the Shares.

          (c) The Underwriters shall have received opinions, dated the Closing Date and, with respect to the Additional Shares, the Option Closing Date, and satisfactory in form and substance to counsel for the Underwriters, from Goodwin, Procter & Hoar LLP, counsel for the Company, in the forms attached hereto as Annex A and Annex B.

          (d) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

          (e) The Underwriters shall have received an opinion, dated the Closing Date and, with respect to the Additional Shares, the Option Closing Date, from Cahill Gordon & Reindel, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and this Agreement, which opinion shall be satisfactory in all respects to the Representatives, and such counsel shall have been provided by the Company with such documents and information as they may reasonably request to enable them to pass on such matters. In rendering such opinion, such counsel may rely, as to matters of Maryland law, on the opinion of Goodwin, Procter & Hoar LLP.

          (f) You shall have received letters addressed to you, as Representatives of the several Underwriters, and dated the date hereof and the Closing Date from Coopers & Lybrand L.L.P., independent certified public accountants, in form and substance reasonably satisfactory to you, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus, including, without limitation, a statement that they have made a review of the unaudited financial statements for the three and six months ended June 30, 1997 and 1996 included or incorporated by reference in the Registration Statement in accordance with the standards established by the American Institute of Certified Public Accountants.

          (g) (i) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any material change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company and the Subsidiaries on a consolidated basis from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; (iv) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this Section 6(g) and in Section 6(h) hereof.

          (h) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder or thereunder at or prior to the Closing Date.

          (i) Prior to the Closing Date, the Shares shall have been approved for listing, subject to notice of issuance, on the NYSE.

          (j) The Company shall have furnished or caused to be furnished to you such further certificates and documents as you shall have reasonably requested.

          All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

          Any certificate or document signed by any officer of the Company and delivered to you, as Representatives of the Underwriters, or to counsel for the Underwriters, shall be deemed a representation and warranty by the Company to each Underwriter as to the statements made therein.

          The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 6, except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) and (e) through (g) shall be dated the Option Closing Date in question and the opinions called for by paragraphs (c) and (e) shall be revised to reflect the sale of Additional Shares.

          7.  INDEMNIFICATION AND CONTRIBUTION.

          (a) The Company agrees to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriter furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use in connection therewith. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

          (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company, such Underwriter or such controlling person shall promptly notify the Company and the Company shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the Company has agreed in writing to pay such fees and expenses, (ii) the Company has failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Company and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Company by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Company shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Company shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by Smith Barney Inc., and that all such fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Company agrees to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph, any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus, or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against the Company, any of its directors, any such officer, or any such controlling person based on the Registration Statement, the Prospectus, or any amendment or supplement thereto, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to the Company by paragraph (b) above (except that if the Company shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, its directors, any such officer, and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

          (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under paragraph (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnifying party, shall contribute to the amount paid or payable by such indemnifying party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand and the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 7 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in
Schedule I hereto (or such numbers of Firm Shares increased as set forth in Section 9 hereof) and not joint.

          (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

          (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 7 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 7 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers, or any person controlling the Company, (ii) acceptance of any Shares and payments therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

          8.  EXPENSES.

          The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the original issuance and sale of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares: (v) the registration of the Shares under the Exchange Act and the listing of the Shares on the NYSE; (vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(f) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (viii) the filing fees and the fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (ix) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Shares; and (x) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company.

          9.  EFFECTIVE DATE OF AGREEMENT.

          This Agreement shall become effective: (i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, when notification of the effectiveness of such post-effective amendment has been released by the Commission. Until such time as this Agreement shall have become effective, it may be terminated by the Company, by notifying you, or by you, as Representatives of the several Underwriters, by notifying the Company.

          If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase hereunder on the Closing Date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters are obligated but fail or refuse to purchase is not more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 20 of the Master Agreement Among Underwriters of Smith Barney Inc., to purchase the Shares which such defaulting Underwriter or Underwriters are obligated, but fail or refuse, to purchase. If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they are obligated to purchase on the Closing Date and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares which the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to you and the Company for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Company are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case which does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Company, purchases Shares which a defaulting Underwriter is obligated but fails or refuses, to purchase.

          Any notice under this Section 9 may be given by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

          10. TERMINATION.

          This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Company by notice to the Company, if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, (i) trading in securities generally on the NYSE, the American Stock Exchange or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York or California shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given to the Company by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

          11. INFORMATION FURNISHED BY THE UNDERWRITERS.

          The statements set forth in the last paragraph on the cover page, the stabilization legend on the inside front cover and the statements in the first and third paragraphs under the caption "Underwriting" in the Prospectus Supplement constitute the only information furnished by or on behalf of the Underwriters through you as such information is referred to in Sections 4(b), 4(d) and 7 hereof.

          12. MISCELLANEOUS.

          Except as otherwise provided in Sections 3, 9 and 10 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company, TriNet Corporate Realty Trust, Inc., Four Embarcadero Center, Suite 3150, San Francisco, California 94111, or (ii) if to you, as Representatives of the several Underwriters, care of Smith Barney Inc., 388 Greenwich Street, New York, New York 10013, Attention: Manager, Investment Banking Division.

          This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors and officers, and the other controlling persons referred to in Section 7 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

          13. APPLICABLE LAW; COUNTERPARTS.

          This agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

          This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

          Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

                              Very truly yours,


                              TRINET CORPORATE REALTY TRUST, INC.


                              By /s/ A. William Stein
                                 -------------------------------------
                                 Name: A. William Stein
                                 Title: Executive Vice President and
                                          Chief Financial Officer

Confirmed as of the date first
above mentioned.

SMITH BARNEY INC.
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
PRUDENTIAL SECURITIES INCORPORATED
BANCAMERICA ROBERTSON STEPHENS


By: SMITH BARNEY INC.


By:
    ---------------------------
    Name:
    Title:

          Please confirm that the foregoing correctly sets forth the agreement between the Company and the several Underwriters.

                              Very truly yours,


                              TRINET CORPORATE REALTY TRUST, INC.


                              By
                                 -------------------------------------
                                 Name:
                                 Title:


Confirmed as of the date first
above mentioned.

SMITH BARNEY INC.
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
PRUDENTIAL SECURITIES INCORPORATED
BANCAMERICA ROBERTSON STEPHENS


By: SMITH BARNEY INC.


By: /s/ John Herbert
    ---------------------------
    Name: JOHN HERBERT
    Title: MANAGING DIRECTOR

                                   SCHEDULE I
                       TRINET CORPORATE REALTY TRUST, INC.
                                4,000,000 Shares

                     8% Series C Cumulative Preferred Stock


                                                                Number of
Underwriters                                                   Firm Shares
------------                                                   -----------

Smith Barney Inc. .......................................          800,000
Donaldson, Lufkin & Jenrette
  Securities Corporation ................................          800,000
Goldman, Sachs & Co. ....................................          800,000
Prudential Securities Incorporated ......................          800,000
BancAmerica Robertson Stephens ..........................          800,000
                                                                 ---------

Total ...................................................        4,000,000
                                                                 =========

                                   SCHEDULE II

                                    STATES OF
                            FOREIGN QUALIFICATION OF
                       TRINET CORPORATE REALTY TRUST, INC.


                                   California

                                     Florida

                                  Pennsylvania

                                   SCHEDULE III


----------------------------------------------------------------------------------------------------------------------
                                             Jurisdiction          States of             Percentage of
                                                  of                Foreign             Equity Interest        Title
      Name of Subsidiary                     Organization        Qualification          Owned by Company    Exceptions
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities I, Inc.          Maryland       Pennsylvania                       100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities II, Inc.         Maryland       Michigan                           100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities III, Inc         Maryland       Alabama, Florida, Georgia,         100%            None
 .                                                           Illinois, Indiana, Iowa,
                                                            Mississippi, New York,
                                                            Ohio, Tennessee, W. Virginia
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities IV, Inc.         Maryland       Illinois                           100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities V, Inc.          Maryland       California                         100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities VI, Inc.         Maryland       Illinois                           100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities VII, Inc.        Maryland       Arizona                            100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities VIIIR, Inc.      Maryland       California, Florida,               100%            None
                                                            Minnesota, Nevada,
                                                            Washington
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities X, Inc.          Maryland       California, Colorado,              100%            None
                                                            Florida, Georgia, Illinois,
                                                            Indiana, Louisiana, Missouri,
                                                            New York, Ohio,
                                                            Pennsylvania, Texas, Utah
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                             Jurisdiction          States of             Percentage of
                                                  of                Foreign             Equity Interest        Title
      Name of Subsidiary                     Organization        Qualification          Owned by Company    Exceptions
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities XI, Inc.         Maryland       Ohio, Kansas                       100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities XII, Inc.        Maryland       California, Florida, Illinois,     100%            (1)
                                                            Louisiana, Minnesota, New York,
                                                            Ohio, Tennessee, Texas
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities XIV, Inc.        Maryland       New Jersey                         100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet EssentialFacilities XV, Inc.          Maryland       None                               100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet EssentialFacilities XVI, Inc.         Maryland       None                               100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities XVIII, Inc.      Maryland       Texas                              100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities XIX, Inc.        Maryland       None                               100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet EssentialFacilities XX, Inc.          Maryland       California, Wisconsin              100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities XXI, Inc.        Maryland       South Carolina                     100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities XXII, Inc.       Maryland       California, Colorado               100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities XXIII, Inc.      Maryland       Georgia, Massachusetts             100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities XXIV, Inc.       Maryland       California                         100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities XXV, Inc.        Maryland       California                         100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities XXVI, Inc.       Maryland       California                         100%            None
----------------------------------------------------------------------------------------------------------------------


-----------------------
(1) Common Stock pledged in connection with the 1994 Mortgage Loan (as defined in the Prospectus).

----------------------------------------------------------------------------------------------------------------------
                                             Jurisdiction          States of             Percentage of
                                                  of                Foreign             Equity Interest        Title
      Name of Subsidiary                     Organization        Qualification          Owned by Company    Exceptions
----------------------------------------------------------------------------------------------------------------------
TriNet Essential Facilities XXVII, Inc.      Maryland       Arizona, California                100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet Property Management, Inc.             Maryland       California, Georgia, Texas         100%            None
----------------------------------------------------------------------------------------------------------------------
TriNet Corporate Partners I, L.P.            Delaware       Louisiana                          100%(2)         None
----------------------------------------------------------------------------------------------------------------------
TriNet Corporate Partners II, L.P.           Delaware       Texas, Tennessee                   100%(3)         None
----------------------------------------------------------------------------------------------------------------------
TriNet Sunnyvale Partners, L.P.              Delaware       California                        44.7%(4)         None
----------------------------------------------------------------------------------------------------------------------


----------------------------

(2) Owned 1% by TriNet Essential Facilities XVI, Inc., as general partner, and 99% by TriNet Essential Facilities XV, Inc., as limited partner.
(3) Owned 1% by TriNet Essential Facilities XVIII, Inc., as general partner, and 99% by TriNet Essential Facilities XIX, Inc., as limited partner.
(4) Owned 44.7% by TriNet Corporate Realty Trust, Inc., as general partner. TriNet Corporate Realty Trust, Inc. does not own any of the limited partnership interests in this partnership.

                                     ANNEX A


1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with corporate power and authority to own its properties and conduct its business as described in the Prospectus.

2. The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction identified in SCHEDULE II to the Underwriting Agreement, which has been attached as APPENDIX A hereto.

3. Each Corporate Subsidiary has been duly incorporated and is validly existing as a corporation, in good standing under the laws of the State of Maryland. The Limited Partnership Subsidiaries have been duly formed and are validly existing as limited partnerships in good standing under the laws of the State of Delaware. Each of the Subsidiaries has the corporate or partnership, as the case may be, power and authority to own its properties and conduct its business as described in the Prospectus.

4. Each of the Subsidiaries has been duly qualified as a foreign corporation or limited partnership, as the case may be, for the transaction of business and is in good standing in each jurisdiction identified in SCHEDULE III of the Underwriting Agreement, which has been attached as APPENDIX A hereto.

5. All of the outstanding shares of capital stock of each Corporate Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and all of such shares of capital stock of each Corporate Subsidiary are owned of record by the Company, free and clear of any perfected security interests or, to our knowledge, any other liens, encumbrances, security interests and claims, except for the security interest in the issued and outstanding shares of capital stock of TriNet Essential Facilities XII, Inc. listed in SCHEDULE III to the Underwriting Agreement; and based solely on our review of the limited partnership agreements of each Limited Partnership Subsidiary, except as set forth in APPENDIX A hereto all of the partnership interests of such Limited Partnership Subsidiaries are owned by the Company directly, or indirectly through Corporate Subsidiaries, as set forth in APPENDIX A hereto, free and clear of any perfected security interests or, to our knowledge, any other liens, encumbrances, security interests and claims.

6. Other than as set forth or contemplated in the Prospectus, to our knowledge, there are no legal or governmental proceedings pending (in which service or notice of process has been received by an officer or other representative of the Company or any Subsidiary), or threatened to which the Company or the Subsidiaries are or may be a party or to which any property of the Company or the Subsidiaries is or may be the subject which, if determined adversely to the Company or the Subsidiaries, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect; we do not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

7. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

8. The Shares have been duly authorized and, when issued and delivered to and paid for by the Underwriter in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable. The Shares have been duly authorized for listing, subject to official notice of issuance, on the NYSE. The form of certificate used to evidence the Shares is in due and proper form and complies with all applicable statutory and NYSE requirements.

9. The issuance of the Shares is not subject to preemptive or other similar rights arising by operation of law, the charter or Bylaws of the Company or, to our knowledge, otherwise.

10. The Shares conform in all material respects to the description thereof in the Registration Statement and the Prospectus under the captions "Description of Series C Preferred Stock," "Description of Preferred Stock," and "Restrictions on Transfers of Capital Stock."

11. The issue and sale of the Shares and the performance by the Company of its obligations under the Underwriting Agreement and the consummation of the transactions therein contemplated will not (a) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under any of the documents identified in APPENDIX B hereto except for such conflicts, breaches or defaults which individually or in the aggregate would not have a Material Adverse Effect; (b) result in any violation of the provisions of the Articles of Incorporation or the ByLaws of the Company; or (c) result in any violation of any applicable law or statute or any order known to us, or any rule or regu-lation of any court or governmental agency or body having jurisdiction over the Company, its Subsidiaries or any of their respective Properties.

12. To the best of our knowledge, no default exists, and no event has occurred which with notice or lapse of time, or both, would constitute a default, in the due performance and observance of any term, covenant or condition by the Company or any Subsidiary of any agreement or instrument identified in APPENDIX B to which the Company or any Subsidiary is a party or by which any of them or any of their respective properties or assets is bound or affected, where the consequences of such default would have a Material Adverse Effect; provided, that we express no opinion with respect to any default in the due performance or observance of any financial term, covenant or condition to the extent that the determination of whether a default exists, or event has occurred which, with notice or lapse of time, or both, would constitute a default, does not involve the making of a legal conclusion.

13. The authorized capital stock of the Company consists of 40 million shares of common stock, $.01 par value per share, 25 million shares of excess stock, $.01 par value per share, and 10 million shares of preferred stock, $.01 par value per share. The capital stock of the Company conforms to the description thereof contained in the Prospectus; and all of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable.

14. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the issue and sale of the Shares or the consummation of the other transactions contemplated by the Underwriting Agreement, except such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and as may be required under state securities or Blue Sky laws or Corporate Financing Rules of the National Association of Securities Dealers, Inc. in connection with the purchase and distribution of the Shares by the Underwriter.

15. The Registration Statement has been declared effective under the Securities Act. The Prospectus was filed with the Commission pursuant to Rule 424 within the applicable time period prescribed by Rule 424. To our knowledge (based solely on oral representations of a member of the staff of the Commission and a certificate of the Company), no stop order suspending the effec-tiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

16. At the time the Registration Statement became effective and at the date of the Prospectus Supplement, the Registration Statement as supplemented by the Prospectus Supplement (other than (A) the documents incorporated by reference therein and (B) the financial statements and schedules and other financial or statistical data included therein, as to which no opinion is given) complied as to form in all material respects with the requirements for registration statements on Form S3 under the Securities Act, it being understood that in passing upon compliance as to the form of the Registration Statement, we assume that the statements made or incorporated therein are correct and complete.

17. The Company is not, and will not become as a result of the consummation of the transactions contemplated by this Agreement, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

18. To our knowledge, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

19. The Company satisfies all conditions and requirements for filing the Registration Statement on Form S3 under the Securities Act.

20. Each document filed by the Company with the Commission pursuant to the Exchange Act on or before the date hereof (other than the financial statements and supporting schedules included therein, as to which no opinion is given) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the requirements of the Exchange Act, it being understood that in passing upon compliance as to the form of such documents, we assume that the statements made therein are correct and complete.

21. The Statements in the Prospectus under the first paragraph of the caption "Restrictions on Transfers of Capital Stock" (except for the last sentence thereof), to the extent such information constitutes statements of law, descriptions of statutes, rules or regulations, summaries of documents or legal conclusions, have been reviewed by us and are accurate in all material respects and present fairly the information required to the disclosed therein.

          The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the documents incorporated therein by reference and we make no representation that we have independently verified the accuracy, completeness or fairness of such, except as expressly set forth in (a) paragraphs (10) and (22) hereof and (b) the second numbered paragraph of the opinion of this firm to you relating to certain tax matters of even date herewith. Without limiting the foregoing, we assume no responsibility for, and have not independently verified, the accuracy, completeness or fairness of the financial statements or notes thereto, financial schedules and other financial and statistical data included in the Registration Statement and the Prospectus, and we have not examined the accounting, financial or statistical records from which such statements and notes, schedules and data are derived. However, in the course of our acting as counsel to the Company and the Subsidiaries in connection with the preparation of the Registration Statement and the Prospectus and the public offering of the Shares we participated in conferences and telephone conversations with representatives of the Company, representatives of Coopers & Lybrand L.L.P., accountants for the Company, your representatives and representatives of Cahill Gordon & Reindel, your counsel, during which conferences and conversations the contents of the Registration Statement and the Prospectus and related matters were discussed. In addition, we reviewed certain documents made available to us by the Company or otherwise in our possession.

          Based on our participation in the abovementioned conferences and conversations, our review of the documents described above, our understanding of applicable law and the experience we have gained in our practice thereunder, we advise you that:

          (a) No facts have come to our attention which cause us to believe that the Registration Statement (including the documents incorporated therein by reference, but excluding the financial statements or notes thereto, financial schedules and other financial and statistical data contained therein, as to which we express no opinion), at the time it became effective, or on the date of the Underwriting Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          (b) No facts have come to our attention which cause us to believe that the Prospectus (including the documents incorporated therein by reference, but excluding the financial statements or notes thereto, financial schedules and other financial and statistical data contained therein, as to which we express no opinion), as of its date or the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          In addition, we will also state that based on our review of the Company's minutes and a certificate from certain officers of the Company that, to our knowledge, since the date of the Prospectus Supplement, the Company has not granted any options, warrants or other rights calling for the issuance of, and has made no commitments, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company other than shares of capital stock or stock options issued or granted pursuant to or in connection with employee benefit or incentive plans or management or director stock purchase plans of the Company.

                                     ANNEX B


1. Commencing with the Company's taxable year ended December 31, 1993, the Company has been organized in conformity with the requirements for qualification as a "real estate investment trust", and its method of operation, as described in the Registration Statement and set forth in the Certificate, has enabled the Company to meet and, provided that the Company continues to meet the applicable asset composition, source of income, shareholder diversification, distribution, recordkeeping and other requirements of the Code necessary for a corporation to qualify as a REIT, will enable it to continue to meet the requirements for qualification and taxation as a "real estate investment trust" under the Code.

2. The Statements in the Prospectus set forth under the caption "Federal Income Tax Considerations" to the extent such information constitutes matters of law, summaries of legal matters, or legal conclusions, have been reviewed by us and are accurate in all material respects.




                                      B-1